                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 5, 1997





                        HEFTEL BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)

           Delaware                       0-24516                99-0113417
(State or other jurisdiction      (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

100 Crescent Court, Suite 1777
       Dallas, Texas                                               75201
   (Address of principal                                         (Zip Code)
     executive offices)

      Registrant's telephone number, including area code:  (214) 855-8882


    ----------------------------------------------------------------------
         (former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On February 14, 1997, Heftel Broadcasting Corporation (the "Company") completed its acquisition of Tichenor Media System, Inc. ("Tichenor"). Tichenor is a national radio broadcasting company engaged in the business of acquiring, developing and programming Spanish language radio stations.

        The audit of the Tichenor financial statements as of and for the year ended December 31, 1996, was completed on October 17, 1997, by KPMG Peat Marwick LLP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        EXHIBIT 99.1 Consolidated balance sheets of Tichenor Media System, Inc. and subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, with Independent Auditors' Report dated October 17, 1997.

        EXHIBIT 99.2 Unaudited pro forma condensed consolidated statements of operations of Heftel Broadcasting Corporation and subsidiaries for the year ended December 31, 1996 and the nine months ended September 30, 1997.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Heftel Broadcasting Corporation

                                       ----------------------------------------

                                                     (Registrant)



                                       By:    /s/ Jeffrey T. Hinson
                                              ---------------------------------
                                       Name:  Jeffrey T. Hinson
                                       Title: Chief Financial Officer

Dated: December 12, 1997

                               INDEX TO EXHIBITS

Exhibit No.                                                                Page
-----------                                                                ----

   99.1       Consolidated balance sheets of Tichenor Media System, Inc.
              and subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, with
              Independent Auditors' Report dated October 17, 1997.           3

    99.2 Unaudited pro forma condensed consolidated statements of operations of Heftel Broadcasting Corporation and subsidiaries for the year ended December 31, 1996 and the
              nine months ended September 30, 1997.                         22







                                       2